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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 9, 2001
                Date of Report (Date of earliest event reported):

                                 NURESCELL INC.
             (Exact name of registrant as specified in its charter)

Nevada                                0-25377                      33-0805583
(State or other jurisdiction of       (Commission File Number)    (IRS Employer
incorporation)                                                   Identification
                                                                      Number)

       1400 Bristol Street N., Suite 240, Newport Beach, California 92660
                    (Address of principal executive offices)

                                 (949) 752-0071
                         (Registrant's telephone number)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 9, 2001, the board of directors of Nurescell, Inc., a Nevada corporation (the "Company"), made a unanimous decision to terminate the services of its principal independent accountant, Corbin & Wertz. The termination of Corbin & Wertz resulted from a business decision made by the board of directors of the Company that it would be in the best interests of the Company to engage the services of an independent accountant, that has an emphasis on development companies. On November 12, 2001, the Company received an acknowledgment from Corbin & Wertz regarding Corbin & Wertz's termination. Subsequently, the board of directors of the Company unanimously approved the engagement of the accounting firm of Grassi & Co., CPAs, P.C. (Grassi) as the Company's independent public accountant for the fiscal year ended March 31, 2002.

During the period of its engagement (August 11, 2000 through November 9, 2001), Corbin & Wertz's services included the audit of the Company's financial statements as of March 31, 2001 and for each of the fiscal years in the two year period ended March 31, 2001. Such audited financial statements were included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on July 16, 2001.

During the period of its engagement, there were no disagreements with Corbin & Wertz which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Corbin & Wertz, would have caused Corbin & Wertz to make reference to the subject matter of the disagreements in connection with its audit report on the Company's financial statements as of March 31, 2001 and for each of the fiscal years in the two year period ended March 31, 2001. Corbin & Wertz, as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion on the Company's financial statements as of March 31, 2001 and for each of the fiscal years in the two year period ended March 31, 2001, nor modify its opinion as to uncertainty, audit scope or accounting principles; however, Corbin & Wertz did modify its opinion due to going concern uncertainties.

During the period of Corbin & Wertz's engagement as the Company's independent principal accountant, the Company did not consult with Grassi regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Grassi concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

On November 10, 2001, the board of directors of the Company approved and authorized the engagement of Grassi & Co., CPAs, P.C., 200 Madison Avenue, Suite #2200, New York, NY 10016 as the principal independent accountant for the Company.

                                 NURESCELL INC.
                   ------------------------------------------
                  (Name of Registrant as Specified in Charter)

has caused this notification to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 13, 2001                  By: /s/ James Samuelson
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INSTRUCTION; The form may be signed by an executive officer of the registrant or by any other duly authorized representative. The name and title of the person signing the form shall be typed or printed beneath the signature. if the statement is signed on behalf of the registrant by an authorized representative (other than an executive officer), evidence of the representative's authority to sign on behalf of the registrant shall be filed with the form.